Exhibit 10.1

AMENDMENT NO. 2 TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT (this “Agreement”), dated as of January 2, 2024, among (a) INVESTEC BANK PLC (“Investec”), as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and a Lender, (b) LIBERTY BANK, as a Lender, (c) BANK OF MONTREAL, as a Lender, (d) AMALGAMATED BANK, as a Lender, (e) CONNECTICUT GREEN BANK, as a Lender and (f) FUELCELL ENERGY OPCO FINANCE 1, LLC, a Delaware limited liability company (the “Borrower”).  Capitalized terms used and not otherwise defined herein shall have the respective meaning given such terms in the Financing Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Financing Agreement, dated as of May 19, 2023, among the Borrower, the financial institutions party thereto from time to time as lenders (the “Lenders”) and LC Issuing Banks, the Administrative Agent and Investec Bank plc, as the Collateral Agent (as amended by that certain Amendment No. 1 to Financing Agreement, dated as of August 11, 2023, and as further amended, supplemented or modified from time to time, the “Financing Agreement”);

WHEREAS, pursuant to Section 9.10 (Amendments) of the Financing Agreement, the consent of the Required Lenders is required for the amendments set forth in this Agreement, and the parties hereto have agreed to amend the Financing Agreement in certain respects as provided herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.Amendments to the Financing Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 2 hereof, the parties hereto hereby agree that as of the Effective Date (as defined below):
(a)	Section 5.1(b) (Reporting Requirements). Section 5.1(b) of the Financing Agreement is hereby amended by inserting the text “(or in the case of the period covering fiscal year 2023, within one hundred and eighty (180) days after the end of such fiscal year)” immediately following the text “within one hundred twenty (120) days after the end of each fiscal year (beginning for the period covering fiscal year 2023) of the Borrower” appearing therein.
2.Conditions Precedent to Effectiveness.  This Agreement shall become effective on and as of the date (the “Effective Date”) on which the Administrative Agent has received executed counterparts of this Agreement by each of the parties hereto.

Amendment No. 2 to Financing Agreement

3.Representations and Warranties.  In order to induce Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents, warrants and covenants to each of the other parties hereto:
(a)after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or will arise from the transactions contemplated hereby;

(b)the execution and delivery by Borrower of this Agreement and the performance by Borrower of all of its obligations hereunder are within its organizational and legal power and authority and have been duly authorized by all necessary action on the part of, and, upon execution and delivery thereof, will have been duly and validly executed and delivered by, Borrower;

(c)this Agreement is (i) a legal, valid and binding obligation of Borrower, (ii) in full force and effect, and (iii) enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law; and

(d)after giving effect to this Agreement, each representation and warranty set forth in Article 4 (Representation and Warranties) of the Financing Agreement is true and correct in all material respects (except if such representation is already qualified by reference to materiality, Material Adverse Effect or a similar materiality qualifier, in which case such representation and warranty shall be true and correct without regard to materiality) as if made on the date hereof (or if such representation and warranty relates solely as of an earlier date, as of such earlier date).

4.Counterparts; Facsimile Signatures.  This Agreement may be signed in any number of counterparts, and signatures to all counterparts hereto, when assembled together, shall constitute signatures to this entire Agreement with the same effect as if all signatures were on the same document.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic means, including by e-mail with a pdf copy thereof attached shall be equally as effective as delivery of an executed original counterpart of this Agreement.
5.Integration.  This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the transactions contemplated hereby and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
6.Limitations.  The amendments and waivers set forth in this Agreement shall be applicable solely with respect to those matters expressly provided herein and no other amendments, waivers or consents may be construed or implied.  Except as expressly provided herein, each Financing Document is and shall remain unchanged and in full force and effect and nothing contained in this Agreement shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Agreement.

Amendment No. 2 to Financing Agreement

7.Notices.  Any notice or other communication herein required or permitted to be given shall be in writing, shall be sent by facsimile, overnight courier (if for inland delivery) or international courier (if for overseas delivery) and will be deemed to be effective pursuant to the terms of the Financing Agreement.
8.Financing Document. This Agreement shall constitute a Financing Document.
9.Headings. The headings of various sections of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.
10.Financing Agreement References.  References in the Financing Agreement (including references to the Financing Agreement as amended) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Financing Agreement as amended hereby.
11.Miscellaneous.  Sections 11.6 (Governing Law), 11.7 (Severability), 11.13 (Waiver of Jury Trial), 11.14 (Consent To Jurisdiction) and 11.16 (Successors and Assigns) of the Financing Agreement are hereby incorporated by reference as if fully set forth herein.
12.Execution of Documents. The undersigned Lenders, which collectively constitute the Required Lenders under the Financing Agreement, hereby authorize and instruct the Administrative Agent to execute and deliver this Agreement.

[Signature pages follow]

Amendment No. 2 to Financing Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

INVESTEC BANK PLC,
as Administrative Agent and a Lender
By:	/s/ Steven Cowland
Name: Steven Cowland
Title: Authorised Signatory

By:	/s/ Shelagh Kirkland
Name: Shelagh Kirkland
Title: Authorised Signatory

Signature Page to
Amendment No. 2 to Financing Agreement

LIBERTY BANK,
as a Lender
By:	/s/ Daniel Longo
Name: Daniel Longo
Title: First Vice President

Signature Page to
Amendment No. 2 to Financing Agreement

BANK OF MONTREAL,
as a Lender
By:	/s/ Nada Elreedy
Name: Nada Elreedy
Title: Director, on behalf of its Chicago Branch

Signature Page to
Amendment No. 2 to Financing Agreement

AMALGAMATED BANK,
as a Lender
By:	/s/ Collin Hooper
Name: Collin Hooper
Title: First Vice President

Signature Page to
Amendment No. 2 to Financing Agreement

Bryan Garcia
CONNECTICUT GREEN BANK,
as a Lender
By:	/s/ Bryan T. Garcia
Name: Bryan T. Garcia
Title: President and CEO

Signature Page to
Amendment No. 2 to Financing Agreement

FUELCELL ENERGY OPCO FINANCE 1, LLC,
as Borrower
By:	/s/ Michael S. Bishop
Name: Michael S. Bishop
Title: EVP, CFO FuelCell Energy, Inc. Sole Member

Signature Page to
Amendment No. 2 to Financing Agreement